UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))
☒	Definitive information statement

Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Eventide Balanced Fund

Eventide Core Bond Fund

Eventide Limited-Term Bond Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

877-771-3836

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for the Eventide Balanced Fund, Eventide Core Bond Fund and Eventide Limited-Term Bond Fund (each a “Fund” and collectively, the “Funds”). The Funds are series of Mutual Fund Series Trust (the “Trust”).

Boyd Watterson Asset Management LLC (“Boyd Watterson”) has served as investment sub-adviser to the Eventide Balanced Fund since July 2015, the Eventide Core Bond Fund since May 2020 and the Eventide Limited-Term Bond Fund since May 2020. Subject to the oversight and approval of Eventide, Boyd Watterson is primarily responsible for the day-to-day management of all or a portion of the Funds’ assets. In addition, Boyd Watterson is responsible for maintaining certain transaction and compliance related records of each Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser, or in this case, an investment sub-adviser, causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement as required by the 1940 Act. On August 30, 2024, Boyd Watterson’s parent company, Boyd Watterson LLC, formerly known as Boyd Watterson Holding Co. (“Boyd Watterson Parent”) acquired Amber Infrastructure Group Holdings Limited (“Amber”), a U.K. based global infrastructure manager (the “Transaction”). As a result of the Transaction, the former owners of Amber own minority stakes in Boyd Watterson Parent. The Trust has determined that the Transaction resulted in a change of control of Boyd Watterson within the meaning of the 1940 Act. At a meeting held on August 19, 2024, the Board of Trustees of the Trust approved a new sub-advisory agreement between the Funds’ investment adviser, Eventide Asset Management LLC, and Boyd Watterson. The new sub-advisory agreement is substantially similar to the previous agreement. The Board of Trustees is providing this Information Statement to the Funds’ shareholders.

As always, please feel free to contact the Funds at 877-771-3836 with any questions you may have.

Sincerely,

Michael Schoonover

President, Mutual Fund Series Trust

Eventide Balanced Fund

Eventide Core Bond Fund

Eventide Limited-Term Bond Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

877-771-3836

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Eventide Balanced Fund, Eventide Core Bond Fund and Eventide Limited-Term Bond Fund (each a “Fund” and collectively, the “Funds”), a series of Mutual Fund Series Trust (the “Trust”). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on August 16, 2016 (the “Order”). The Order permits the Funds’ investment adviser, Eventide Asset Management LLC (“Eventide” or the “Adviser”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended (“1940 Act”) and registered as an investment adviser under the Investment Advisers Act of 1940 (“Advisers Act”) or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change in a sub-advisory agreement. The Trust may rely on the Order provided the Funds are managed by the Adviser (or any entity controlling, controlled by or under common control with the Adviser) and comply with the terms and conditions set forth in the application for the Order.

At a meeting held on August 19, 2024 (the “Meeting”), the Board considered and approved a new sub-advisory agreement between Eventide and Boyd Watterson Asset Management LLC (“Boyd Watterson”) under which Boyd Watterson serves as the sub-adviser to the Funds. At that time, the new sub-advisory agreement between Eventide and Boyd Watterson, with respect to the Funds (the “Sub-Advisory Agreement”) (in substantially the form attached hereto as Appendix A), was approved by the Board. The Sub-Advisory Agreement became effective August 30, 2024 when the change in control of Boyd Watterson became effective.

This Information Statement is being supplied to the Funds’ shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about November 22, 2024 to the Funds’ shareholders of record as of November 11, 2024 (the “Record Date”). This Information Statement describes the Sub-Advisory Agreement. As of the Record Date, the following number of shares were issued and outstanding for each Fund:

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	Eventide Balanced Fund	Eventide Core Bond Fund	Eventide Limited-Term Bond Fund
Class A	2,270,084.3790	85,037.1400	439,970.2800
Class C	1,151,389.5680	66,089.0030	163,867.8490
Class I	22,199,445.1570	13,368,541.6850	12,486,754.3660
Class N	1,374,234.1780	4,545,624.5940	1,866,320.0740
TOTAL	26,995,153.2820	18,065,292.4220	14,956,912.5690

As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

A copy of the Funds’ most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to the Funds, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246, by calling 877-771-3836 or by visiting www.eventidefunds.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreement

At the Meeting, the Board approved the re-appointment of Boyd Watterson as sub-adviser to the Funds pursuant to a Sub-Advisory Agreement between Eventide and Boyd Watterson. Under the terms of the investment advisory agreement between the Trust and Eventide, on behalf of the Funds, Eventide is entitled to receive an annual contractual advisory fee as a percentage of each Fund’s average net assets:

Eventide Balanced Fund	Eventide Core Bond Fund	Eventide Limited-Term Bond Fund
0.60%	0.34%	0.31%

Under the terms of the Sub-Advisory Agreement, as compensation for the sub-advisory services it provides to the Funds and other mutual funds and investment products offered by Eventide and sub-advised by Boyd Watterson (collectively, the “Sub-Advised Products”), Eventide, and not the Funds, pays Boyd Watterson an annual fee of 0.15% of each Sub-Advised Product’s average daily net assets on the first $100,000,000 of the Sub-Advised Products net assets in the aggregate; 0.07% on net assets in excess of $100,000,000 up to $500,000,000; and 0.06% on assets in excess of $500,000,000. There will be no increase in total fees paid by any Fund in connection with the new Sub-Advisory Agreement. For such compensation, Boyd Watterson will, at its expense, continuously furnish an investment program for the Funds, make investment decisions on behalf of the Funds, and place orders for the purchase and sale of

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portfolio securities and other investments, subject to each Fund's investment objectives, policies, and restrictions and such policies as the Board determines.

The Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of a Fund with respect to that Fund. The Sub-Advisory Agreement will automatically terminate on assignment. In addition, the Sub-Advisory Agreement can be terminated without the payment of any penalty by the Board, Eventide, or vote of a majority of the outstanding shares of a Fund with respect to that Fund, on 60 days' notice. The Sub-Advisory Agreement can be terminated by the Sub-Adviser without the payment of any penalty on 90 days’ notice to Eventide and the Trust.

The Sub-Advisory Agreement provides that neither Boyd Watterson nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement is attached as Appendix A. You should read the Sub-Advisory Agreement. The description in this Information Statement of the Sub-Advisory Agreements is only a summary.

Information Concerning Boyd Watterson

Boyd Watterson is an Ohio limited liability company headquartered at 1301 East 9th Street, Suite 2900, Cleveland, OH 44114. Through its predecessor firms, Boyd Watterson has been in continuous business since 1928 and provides investment advisory services to individuals, pooled investment vehicles and profit and non-profit organizations. Boyd Watterson had approximately $18.3 billion of assets under management as of May 31, 2024. Boyd Watterson is wholly owned by Boyd Watterson LLC, formerly known as Boyd Watterson Holding Co. (“Boyd Watterson Parent”). Boyd Watterson Parent acquired Amber Infrastructure Group Holdings Limited in a stock transaction on August 30, 2024 (the “Transaction”). As a result of the Transaction, Hunt Amber London 1 Ltd., a company incorporated under the laws of England and Wales, and Amber Boyd Holdings Limited, a limited company incorporated under the laws of the Bailiwick of Jersey, own minority equity stakes in Boyd Watterson Parent, constituting in the aggregate approximately 49.5% of the equity and 37.5% of the voting securities of Boyd Watterson Parent. The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Boyd Watterson are as follows:

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Name and Address*	Title and Principal Occupation
Timothy M. Hyland	President
Brian L. Gevry	Chief Executive Officer and Co-Chief Investment Officer
Michael E. Bee	Executive Vice President
James A. Waler	Chief Technology Officer and Executive Vice President
Thomas J. Tarantino	Chief Operating Officer, Chief Legal Officer, Chief Compliance Officer and Executive Vice President
Brian A. Convery	Co-Chief Investment Officer and Executive Vice President

* c/o Boyd Watterson Asset Management LLC, 1301 East 9th Street, Suite 2900, Cleveland, OH 44114.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreement followed the Board’s consideration of various factors and review of written materials provided by Boyd Watterson. The Board’s deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreement, the Board reviewed Boyd Watterson’s responses to a series of questions regarding, among other things, investment performance, Boyd Watterson’s quality of services, comparative fee and expense information, and an estimate of Boyd Watterson’s profitability from managing each Fund.

Nature, Extent and Quality of Services. The Board discussed the personnel servicing the Funds and agreed that the key personnel at Boyd Watterson had extensive experience in developing and operating fixed income strategies. The Board discussed that Eventide had reviewed the anticipated impact of the proposed change of control of Boyd Watterson and believed that Boyd Watterson would continue to provide strong sub-advisory services to the Funds. The Board recognized that Boyd Watterson utilized a bottom-up security selection process and used a proprietary system to ensure compliance with investment restrictions. The Board noted that Boyd Watterson reported no material compliance issues or material litigation. The Board agreed that Boyd Watterson could be expected to continue providing quality services to the Funds.

Performance. The Board reviewed the performance of Boyd Watterson in managing all or a portion of each Fund relative to its benchmarks.

Eventide Balanced Fund— The Board discussed that Boyd Watterson managed a portion of Eventide Balanced Fund’s portfolio, based on the Adviser’s allocation decisions, and that this portion of Eventide Balanced Fund outperformed the benchmark index for the 1-year, 5-year, and since inception periods but underperformed for the 3-year period. They noted that the since

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inception returns remained strong on a relative basis despite lower returns for the three-year period.

Eventide Core Bond Fund— The Board discussed that Boyd Watterson managed the entire Eventide Core Bond Fund portfolio and trailed the benchmark index for the 3-year period and since inception period but outperformed the benchmark index for the 1-year period. They considered the average duration of the portfolio and the impact on returns compared to the aggregate bond index.

Eventide Limited-Term Bond Fund— The Board observed that Boyd Watterson managed the entire Eventide Limited-Term Bond Fund portfolio and outperformed the benchmark index for the 1-year, 3-year and since inception periods.

After discussion, the Board concluded that the performance of each Fund (or in the case of the Eventide Balanced Fund, the portion managed by the Boyd Watterson) was acceptable.

Fees and Expenses. The Board discussed the tiered structure of the sub-advisory fee for each of the Funds. The Board noted that, for each Fund, Boyd Watterson received 0.15% sub-advisory fee for assets of $100 million and under, 0.07% sub-advisory fee for assets over $100 million and a sub-advisory fee of 0.06% for assets above $500 million based on the aggregate assets of the Funds. The Board reviewed the allocation of fees between Eventide and Boyd Watterson, given their respective duties and other factors and considering the fee breakpoints. The Board noted that Boyd Watterson reported it managed no other accounts with comparable strategies. The Board determined that the sub-advisory fees for the Funds and the allocation between Eventide and Boyd Watterson were not unreasonable.

Profitability. The Board observed that Boyd Watterson expected to earn a modest profit from sub-advising each of the Funds for each of the next two years. The Board concluded excessive profitability was not a concern.

Economies of Scale. The Board discussed whether the Funds would reach the size that Boyd Watterson would benefit from economies of scale. The Board acknowledged economies of scale was an issue primarily considered by the Board when evaluating the advisory agreement, and that the current and reasonably foreseeable asset levels would not result in significant economies for Boyd Watterson.

Conclusion. Having requested and received such information from Boyd Watterson as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that approval of the Sub-Advisory Agreement was in the best interests of each of the Funds and their respective shareholders.

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OTHER INFORMATION

OPERATION OF THE FUND

The Funds are each a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust's principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as the national distributor of the Funds. Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 provides the Funds with transfer agent, accounting and certain fund administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with various management and legal administrative services.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group beneficially owned less than 1% of any class of shares of any Fund.

As of the Record Date, the record owners of more than 5% of any outstanding class of shares of each Fund are listed in the following tables.

Eventide Balanced Fund

Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	424,465.9760	18.70%
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	183,695.3770	8.09%
Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716	132,459.2700	5.83%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	305,979.8650	13.48%

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Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	204,873.8290.	17.79%
Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716	73,347.1880	6.37%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	396,015.7110	34.39%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	119,509.3320	10.38%

Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Edward D Jones & Co 12555 Manchester Rd Saint Louis, MO 63131-3729	1,335,491.6810	6.02%
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	3,810,078.2480	17.16%
Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716	1,292,108.5750	5.82%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	2,749,631.0390	12.39%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	4,464,877.5220	20.11%

Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	837,133.6330	60.92%

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Eventide Core Bond Fund

Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	10,487.0450	12.33%

Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	4,515.3810	5.31%

Constellation Trust Co P.O. Box 1386 San Juan Bautista, CA 95045	24,588.7010	28.92%

Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	3,789.2040	5.73%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5,456.5960	8.26%
Pershing LLC PO Box 2052 Jersey City, NJ 07303-9998	5,547.5070	8.39%
Constellation Trust Co P.O. Box 1386 San Juan Bautista, CA 95045	3,352.4750	5.53%

Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	1,873,010.0470	14.01%
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National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,939,782.2950	29.47%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	2,095,955.0880	15.68%
Altruist Financial LLC 300 S Pearl Expressway, Suite 250 Dallas, TX 75201	837,110.3060	6.26%

Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	4,446,091.9370	97.81%

Eventide Limited-Term Bond Fund

Class A shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
NFS LLC 200 Liberty Street New York, NY 10281	22,845.3590	5.19%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	79,502.1070	18.07%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	39,232.3160	8.92%

Class C shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	10,236.1810	6.25%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	57,586.9510	35.14%
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Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	20,346.6650	12.42%
Crawley Family Living Trust 3185 S Debbie Street Flagstaff, AZ 86005	12,,452.5590	7.60%

Class I shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial P.O. Box 509046 San Diego, CA 92150-9046	2,105,565.8820	16.86%
American Enterprise 707 2nd Ave South Minneapolis, MN 55402	4,979,115.0850	39.88%
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	2,011,642.2340	16.11%

Class N shares:

Name and Address of Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Charles Schwab & Co ATTN Mutual Funds 211 Main Street San Francisco, CA 94105	1,826,208.4580	97.85%

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to

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the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 877-771-3836, or write the Trust at 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

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Appendix A

SUB-ADVISORY AGREEMENT

This SUB-ADVISORY AGREEMENT, between Eventide Asset Management, LLC, a limited liability company (the “Adviser”), and Boyd Watterson Asset Management, LLC, a limited liability company (the “Sub-Adviser”) is dated as of August 30, 2024.

WHEREAS, the Adviser acts as an investment adviser to multiple series of Mutual Fund Series Trust, an Ohio business trust (the “Trust”), pursuant to an advisory agreement dated as of June 30, 2008 as amended (the “Advisory Agreement”);

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that Adviser has full legal authority to engage unaffiliated investment advisors as sub-advisers to advise accounts and or assets designated for the Adviser’s advisory services by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Funds, or portion of Funds as determined by the Adviser, as listed on Appendix A (each, a “Fund”), each a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services; and

WHEREAS the Sub-Adviser’s responsibilities stated in this agreement are limited to the portion of the Fund or Funds assigned to the Sub-Adviser by the Adviser.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1.       Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Funds for the period and on the terms set forth in this Sub-Advisory Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2.       Sub-Adviser’s Duties. Subject to the general supervision and oversight of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Funds and the composition of the portfolio of securities and investments (including cash) belonging to the Funds, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current Prospectus and Statement of Additional Information (together, the “Prospectus”) and subject to the following understandings:

(a)	The Sub-Adviser shall furnish a continuous investment program for the Funds and determine from time to time what investments or securities will be purchased, retained or sold by the Funds and what portion of the assets belonging to each Fund will be invested or held uninvested as cash;
(b)	The Sub-Adviser shall use its best judgment in the performance of its duties under this Sub-Advisory Agreement;
(c)	The Sub-Adviser, in the performance of its duties and obligations under this Sub-Advisory Agreement for the Funds, shall act in conformity with the Trust’s declaration of trust, its by-laws and each Fund’s prospectus and with the reasonable instructions and directions of the Trust’s Board of Trustees and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;
(d)	The Sub-Adviser shall determine the securities to be purchased or sold by the Funds and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;
(e)	The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Funds and shall render to the Adviser and the Trust’s Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request;
(f)	The Sub-Adviser shall provide the Trust’s custodian, fund accountant and the Adviser on each business day with information about each Fund’s securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(g)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Funds’ fund accountant for assistance in obtaining price sources for securities held by the Funds or determining a price when a price source is not available, and promptly review the prices used by the Fund’ accountant to determine net asset value and advise the Funds’ fund accountant promptly if any price appears to be incorrect;
(h)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Funds shall be voted when requested by the Adviser, and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Funds;

(i)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Funds’ holdings;
(j)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations;

(k)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while the Sub-Advisory Agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code; and
(l)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust’s chief compliance officer an annual written report regarding the Sub-Adviser’s compliance program.

3.       Custodian. The assets of the Funds shall be held by an independent custodian, not Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to investment decisions regarding the Funds and the custodian is authorized and directed to effect transactions for the Funds and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser's obligations in respect of the Funds.

4.       Risk Acknowledgment. Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Funds or any specific level of performance, nor the success of Sub-Adviser’s overall advisory services for the Funds. Accordingly, Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in a Fund’s prospectus and statement of additional information and the Sub-Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”).

5.       Directions to the Sub-Adviser. Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

6.       Execution of Purchase and Sale Orders. In connection with purchases or sales of portfolio securities for the account of the Funds, the Sub-Adviser will arrange for the placing of orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for the Funds the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to a Fund or Funds and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities with respect to a Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to a Fund or Funds and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Funds. The Sub-Adviser may not give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of a Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser’s services to a Fund pursuant to the Sub-Advisory Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

7.       Books and Records. The Sub-Adviser shall keep the Trust’s books and records required to be maintained by it pursuant to Section 2(e) of the Sub-Advisory Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8.       Expenses of the Sub-Adviser. During the term of the Sub-Advisory Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are “interested persons” of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under the Sub-Advisory Agreement other than the cost of securities and investments purchased for the Funds (including taxes and brokerage commissions, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9.       Compensation of the Sub-Adviser. For the services provided and the expenses borne pursuant to the Sub-Advisory Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor an annual fee of 0.15% of the Funds’ daily average net assets up to $100,000,000 of Sub-Adviser Assets, 0.07% of Sub-Adviser Assets in excess of $100,000,000, and 0.06 of the Sub-Adviser Assets in excess of $500,000,000. For purposes of this calculation, Sub-Adviser Assets means all net assets of the Funds and other investment products of the Adviser for which the Sub-Adviser serves as investment sub-adviser, in the aggregate. This fee for each month will be paid to the Sub-Adviser during the succeeding month. The Adviser is solely responsible for the payment of the Sub-Adviser’s fees, and the Sub-Adviser agrees not to seek payment of its fees from the Trust or the Funds.

10.       Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Sub-Advisory Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Fund’s prospectus and statement of additional information and Trade Errors.

       Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser’s duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser’s control or direction, even though paid by the Sub-Adviser.

11.       Duration and Termination. The term of this Sub-Advisory Agreement with respect to a Fund shall begin on the date set forth above or, with respect to any Fund that commences after such date, on the date set forth on Appendix A as amended from time to time and, unless sooner terminated as hereinafter provided, and shall continue in effect for a period of two (2) years for each Fund. The Sub-Advisory Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of the Sub-Advisory Agreement or any extension, renewal or amendment thereof.

The Sub-Advisory Agreement, with respect to a Fund or Funds, may be terminated at any time on not more than 60 days’ prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Funds under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate the Sub-Advisory Agreement at any time, without the payment of any penalty, on at least 90 days’ prior written notice to the Adviser and the Trust. Termination of the Sub-Advisory Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under the Sub-Advisory Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of the Sub-Advisory Agreement; or (iii) the Funds’ obligation to pay advisory fees to Adviser. If the Sub-Advisory Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Funds except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of advisory services for the Funds. The Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

12.       Non-Exclusivity. Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Funds. Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment advisory services available exclusively to Adviser or the Funds. Nothing in the Sub-Advisory Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Funds any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for a Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

13.       Good Standing. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

14.       Amendment. The Sub-Advisory Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

15.       Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. Adviser and Sub-Adviser agree to safeguard all information pertaining to the Funds consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

16.       Notice. Whenever any notice is required or permitted to be given under any provision of the Sub-Advisory Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be emailed, mailed by first class or express mail, or sent by courier with confirmation of transmission to the other party at the at such party’s business address or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

17.       Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to the Sub-Advisory Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association (“AAA”), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

18.       Indemnification. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of the Sub-Advisory Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of the Sub-Advisory Agreement.

19.       Governing Law. (a) The Sub-Advisory Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of the Sub-Advisory Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of the Sub-Advisory Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.       Severability. In the event any provision of the Sub-Advisory Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of the Sub-Advisory Agreement, which shall continue to be in force.

21.       Counterparts. The Sub-Advisory Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.       Binding Effect. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign the Sub-Advisory Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

23.       Captions. The captions in the Sub-Advisory Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

24.       Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act,

as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

25.       Other Business. Except as set forth above, nothing in the Sub-Advisory Agreement shall limit or restrict the right of any of the Sub-Adviser’s directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the parties hereto have caused the Sub-Advisory Agreement to be executed by their officers designated below.

Eventide Asset Management, LLC	Boyd Watterson Asset Management, LLC

By: /s/ Robin John	By: /s/ Brian L. Gevry

Name: Robin John	Name: Brian L. Gevry

Title: Chief Executive Office	Title: Chief Executive Officer and Chief Investment Officer

SUB-ADVISORY AGREEMENT

Appendix A

Fund
Eventide Balanced Fund – a portion of this Fund as determined by the Adviser
Eventide Core Bond Fund
Eventide Limited-Term Bond Fund

Eventide Balanced Fund

Eventide Core Bond Fund

Eventide Limited-Term Bond Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

877-771-3836

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Eventide Balanced Fund, Eventide Core Bond Fund and Eventide Limited-Term Bond (each a “Fund” and collectively, the “Funds”), each a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the Sub-Advisory Agreement between the Fund’s investment adviser, Eventide Asset Management LLC (“Eventide”), the Trust on behalf of the Funds, and Boyd Watterson Asset Management LLC, the Funds’ sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows Eventide to hire and replace investment sub-advisers and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Fund's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about November 22, 2024 to shareholders of record of the Funds as of November 11, 2024. The Information Statement will be available on the Funds’ website at www.eventidefunds.com until February 20, 2025. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling toll-free 877-771-3836.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.